
                                   Exhibit 21
PREIT's Subsidiaries

We conduct substantially all of our real estate ownership activities through PREIT Associates, L.P., a Delaware limited partnership, of which we are the sole general partner and 90.4% owner.

PREIT Associates and/or its affiliates own an interest in the following partnerships:

                                                                                                         Aggregate
Names of Partnerships                                              State of Organization             Percentage Owned*
---------------------                                              ---------------------             -----------------
                                                                                                     99-Profits Interest
ALRO Associates, L.P.                                                        DE                               50
Bailey Associates                                                            PA                               50
Cambridge Apartments                                                         PA                               50
Countrywood Apartments Limited Partnership                                   FL                               50
Eagles Nest Associates                                                       FL                               100
Forestville Plaza Shopping Center Limited Partnership                        MD                               100
Fox Run Apartments                                                           PA                               50
Fox Run Del Associates                                                       DE                               100
GP Stones Limited Partnership                                                FL                               100
Jacksonville Associates                                                      FL                               100
Laurel Mall Associates                                                       PA                               40
Lehigh Valley Associates                                                     PA                               50
Mall Corner II, Ltd.                                                         GA                               11
Mall Corners Ltd.                                                            GA                               19
MC Associates                                                                FL                               100
Metroplex West Associates, L.P.                                              PA                               50
New Regency Hilltop Associates, L.P.                                         VA                               100
Oxford Valley Road Associates                                                PA                               50
Palmer Park Mall Venture                                                     PA                               50
Pavilion East Associates, LP                                                 PA                               50
PR 8000 Airport Highway, L.P.                                                PA                               100
PR 8000 National Highway, L.P.                                               PA                               100
PR Cherry Hill Limited Partnership                                           PA                               100
PR Eagles Nest L.P.                                                          DE                               100
PR Echelon Limited Partnership                                               PA                               100
PR Exton Limited Partnership                                                 PA                               100
PR Festival Limited Partnership                                              PA                               100
PR Fox Run, L.P.                                                             PA                               100
PR Gallery I Limited Partnership                                             PA                               100
PR Laurel Mall, L.P.                                                         PA                               100
PR Moorestown Limited Partnership                                            PA                               100
PR New Garden L.P.                                                           PA                               100
PR Northeast Limited Partnership                                             PA                               100
PR Palmer Park, L.P.                                                         PA                               100
PR Plymouth Meeting Limited Partnership                                      PA                               100
PR Rio Mall Limited Partnership                                              PA                               100
PR Shenandoah Limited Partnership                                            FL                               100
PR Springfield Associates, L.P.                                              PA                               100
PR Titus Limited Partnership                                                 PA                               100
PR Turtle Run L.P.                                                           DE                               100
PR Warrington, L.P.                                                          PA                               100
PR Will-O-Hill, L.P.                                                         PA                               100
PRDB Springfield Limited Partnership                                         PA                               50
PRGL Paxton Limited Partnership                                              PA                               100
Red Rose Commons Associates, L.P.                                            PA                               50
Regency Associates                                                           NE                               50
Rio Grande Venture                                                           NJ                               60
Roosevelt Associates, L.P.                                                   PA                               100

Roosevelt II Associates, L.P.                                                PA                               100
The Woods Associates                                                         PA                               100
Tupelo Mall                                                                  AL                               50(1)
W.G. Holdings, L.P.                                                          PA                               30
Will-O-Hill Apartments                                                       PA                               50

* By PREIT Associates, we own approximately 90.4% of PREIT Associates.

(1) By us, not PREIT Associates.

                                                                                                         Aggregate
Names of Corporations                                              State of Organization             Percentage Owned*
---------------------                                              ---------------------             -----------------
Metroplex General, Inc.                                                      PA                               50
PR VA Regency Inc.                                                           VA                               100
PR West Palm Inc.                                                            FL                               100
PREIT-RUBIN, Inc.                                                            DE                               100
RUBIN II, Inc.                                                               PA                               100
The Rubin Organization-Illinois, Inc. *                                      IL                               100

*By PREIT-RUBIN


PREIT Associates is the sole beneficiary of the following Pennsylvania business trusts:

Names of Trusts                                                                State of Organization
---------------                                                                ---------------------
PR Fox Run Trust                                                                         PA
PR Laurel Mall Trust                                                                     PA
PR Metroplex Trust                                                                       PA
PR Northeast Trust                                                                       PA
PR Oxford Valley Trust                                                                   PA
PR Palmer Park Trust                                                                     PA
PR Red Rose Trust                                                                        PA
PR Springfield Trust                                                                     PA
PR Warrington Trust                                                                      PA
PR Will-O-Hill Trust                                                                     PA
Trust #7000                                                                              IL

PREIT Associates has a member interest in the following limited liability companies:

Subsidiary LLC                                           State of Organization                        Percentage Owned
--------------                                           ---------------------                        ----------------
CD Development LLC                                                 DE                                      100
PR 8000 Airport Highway LLC                                        DE                                      100
PR 8000 National Highway LLC                                       DE                                      100
PR Berdel LLC                                                      DE                                      100
PR Berfla LLC                                                      DE                                      100
PR Boca Palms LLC                                                  DE                                      100
PR Boca Palms Manager LLC                                          DE                                      100
PR Cherry Hill LLC                                                 PA                                      100
PR Christiana LLC                                                  DE                                      100
PR Cobblestone LLC                                                 DE                                      100
PR Concord LLC                                                     DE                                      100
PR Countrywood LLC                                                 DE                                      100
PR Delran LLC                                                      NJ                                      100
PR Dover LLC                                                       PA                                      100
PR Echelon LLC                                                     DE                                      100
PR Exton LLC                                                       DE                                      100
PR Festival LLC                                                    PA                                      100
PR Florence LLC                                                    SC                                      100
PR Forestville LLC                                                 DE                                      100
PR Foulk Plaza LLC                                                 DE                                      100
PR Fox Run Del LLC                                                 DE                                      100
PR Franklin Township LLC                                           NJ                                      100
PR Gallery I LLC                                                   PA                                      100
PR Hidden Lakes LLC                                                DE                                      100
PR Hidden Lakes Manager LLC                                        DE                                      100
PR Interstate Container LLC                                        DE                                      100
PR Kenwood Gardens LLC                                             DE                                      100
PR Kenwood Gardens Manager LLC                                     DE                                      100
PR Magnolia LLC                                                    DE                                      100
PR Mandarin Corners LLC                                            DE                                      100
PR Marylander LLC                                                  DE                                      100
PR Marylander Manager LLC                                          DE                                      100
PR Marylander Note LLC                                             DE                                      100
PR Metroplex East LLC                                              PA                                      100
PR Metroplex West LLC                                              PA                                      100
PR Moorestown LLC                                                  PA                                      100
PR New Castle LLC                                                  PA                                      100
PR New Garden LLC                                                  PA                                      100
PR New Regency, VA, LLC                                            DE                                      100
PR North Dartmouth LLC                                             DE                                      100
PR Northeast LLC                                                   PA                                      100
PR Paxton LLC                                                      PA                                      100
PR Pembroke LLC                                                    DE                                      100
PR Pembroke Manager LLC                                            DE                                      100
PR PGPlaza LLC                                                     DE                                      100
PR Plymouth Meeting LLC                                            PA                                      100
PR Prince George's Plaza LLC                                       DE                                      100
PR Red Rose LLC                                                    PA                                      100
PR Regency Associates LLC                                          DE                                      100
PR Rio Mall LLC                                                    DE                                      100
PR South Blanding LLC                                              DE                                      100
PR Titus LLC                                                       PA                                      100
PR Turren LLC                                                      DE                                      100
PR Warrington LLC                                                  PA                                      100
PR Will-O-Hill LLC                                                 PA                                      100
PR Woods LLC                                                       PA                                      100
PRDB Springfield LLC                                               PA                                      50
PRWGP General LLC                                                  DE                                      100
PREIT Services, LLC                                                DE                                      100
PTC Holdings LLC                                                   PA                                      100